EXHIBIT 21


                           SUN HEALTHCARE GROUP, INC. SUBSIDIARIES
                                     as of March 25, 1999

                                                                Jurisdiction of
                                                                 Incorporation
                                                                ---------------
CareerStaff Unlimited, Inc.......................................Delaware
  CareerStaff Management, Inc....................................Delaware
  Phoenix-Hudson Company.........................................Kansas
    Phoenix-Hudson Corporation of Florida........................Florida
  PRI, Inc.......................................................Delaware

Masthead Corporation.............................................New Mexico

Regency Health Services, Inc.....................................Delaware
  Braswell Enterprises, Inc......................................California
  Brittany Rehabilitation Center, Inc............................California
  Care Enterprises, Inc..........................................Delaware
    Americare Homecare, Inc......................................Ohio
    Americare Homecare of West Virginia, Inc.....................West Virginia
    Americare Midwest, Inc.......................................Ohio
    Americare of West Virginia, Inc..............................West Virginia
      Beckley Health Care Corp...................................West Virginia
      Dunbar Health Care Corp....................................West Virginia
      Putnam Health Care Corp....................................West Virginia
      Salem Health Care Corp.....................................West Virginia
    Care Enterprises West .......................................Utah
      Care Home Health Services..................................California
    Care Finance, Inc............................................California
    Circleville Health Care Corp.................................Ohio
    Glenville Health Care, Inc...................................West Virginia
    Marion Health Care Corp......................................Ohio
  Carmichael Rehabilitation Center...............................California
  Casa de Vida Rehabilitation Center.............................California
  Coalinga Rehabilitation Center.................................California
  Covina Rehabilitation Center...................................California
  Evergreen Rehabilitation Center................................California
  Fairfield Rehabilitation Center................................California
  First Class Pharmacy, Inc......................................California
    Executive Pharmacy Services, Inc.............................North Carolina
  Fullerton Rehabilitation Center ...............................California
  Glendora Rehabilitation Center ................................California
  Grand Terrace Rehabilitation Center............................California
  Hallmark Health Services, Inc..................................Delaware
  Harbor View Rehabilitation Center..............................California
  Hawthorne Rehabilitation Center................................California
  Heritage Rehabilitation Center.................................California
  Heritage-Torrance Rehabilitation Center........................California
  Huntington Beach Convalescent Hospital.........................California
  Jackson Rehabilitation Center, Inc.............................California
  Linda-Mar Rehabilitation Center................................California
  Meadowbrook Rehabilitation Center..............................California
  Meadowview Rehabilitation Center...............................California
  Newport Beach Rehabilitation Center............................California
  Oasis Mental Health Treatment Center, Inc......................California
  Paradise Rehabilitation Center, Inc............................California
  Paso Robles Rehabilitation Center .............................California
  Regency High School, Inc.......................................California
  Regency - North Carolina, Inc..................................North Carolina
  Regency Occupational Medicine Services, Inc....................California
  Regency Outpatient Services, Inc...............................California
    Pacific Beach Physical Therapy, Inc..........................California
    Peachwood Physical Therapy Corporation.......................California
  Regency Rehab Hospitals, Inc...................................California
    Orange Rehabilitation Hospital, Inc..........................Delaware
     RehabWorks of California, Inc...............................California
    San Bernardino Rehabilitation Hospital, Inc..................Delaware
  Regency Rehabilitation Management
     and Consulting Services, Inc................................California
  Regency Rehab Properties, Inc..................................California
  Regency - Tennessee, Inc.......................................Tennessee
  RHS Management Corporation.....................................California
  Rose Rehabilitation Center.....................................California
  Rosewood Rehabilitation Center, Inc............................California

Shandin Hills Rehabilitation Center .............................California
   Stockton Rehabilitation Center, Inc...........................California
   SunPlus Home Health Services, Inc.............................California
   Vista Knoll Rehabilitation Center, Inc........................California
   Willowview Rehabilitation Center .............................California

Retirement Care Associates, Inc..................................Colorado
  Bibb Health & Rehabilitation, Inc..............................Georgia
  Capitol Care Management Company, Inc...........................Georgia
  Charlton Healthcare, Inc.......................................Georgia
  Contour Medical, Inc...........................................Nevada
    Ameridyne Corporation........................................Tennessee
    Atlantic Medical Supply Company, Inc.........................Georgia
      Americare Health Services Corp.............................Delaware
      Facility Supply, Inc. (80% by Atlantic Medical
        Supply, Inc., 20% by Contour Medical, Inc.)..............Florida
      SunChoice.com, Inc.........................................Delaware
    Contour Medical of Central Florida, Inc......................Florida
    Contour Medical-Michigan, Inc................................Michigan
    Quest Medical Supply, Inc....................................Georgia
  Crescent Medical Services, Inc.................................Georgia
  Duval Healthcare Center, Inc...................................Georgia
  F&L Associates, Inc............................................Virginia
  Gainesville Healthcare Center, Inc.............................Georgia
  Gardendale Health Care Center, Inc.............................Georgia
  Jeff Davis Healthcare, Inc.....................................Georgia
  Lake Forest Healthcare Center, Inc.............................Georgia
  Lake Health Care Center, Inc...................................Georgia
  Libbie Rehabilitation Center, Inc..............................Virginia
    Brent-Lox Hall Nursing Home, Inc.............................Virginia
  Maplewood Health Care Center of Jackson, Tennessee, Inc........Tennessee
  Mid-Florida, Inc...............................................Georgia
  Phoenix Associates, Inc........................................Virginia
  Pine Manor Rest Home, Incorporated.............................North Carolina
  Pro-Scription, Inc.............................................Georgia
  Quality NHF Leasing, Inc.......................................Georgia
  Renaissance Retirement, Inc....................................Georgia
  Retirement Management Corporation..............................Georgia
  Riviera Retirement, Inc........................................Georgia
  Roberta Health Care Center, Inc................................Georgia
  Sea Side Retirement, Inc.......................................Georgia
  Southside Health Care Center, Inc..............................Georgia
  Statesboro Health Care Center, Inc.............................Georgia
  Summers Landing, Inc...........................................Georgia
  Sun Coast Retirement, Inc......................................Georgia
  The Atrium Nursing Home, Inc. (RCA-75% interest;...............Florida
    Jack C. Demetree-122% interest; William C. Demetree-122%
    interest)
  West Tennessee, Inc............................................Georgia
  Willow Way, Inc................................................Georgia
  Woodbury Health Care Center, Inc...............................Georgia

SHG International Holdings, Inc..................................Delaware
 SHG Holdings Pty Limited (90% by
 Sun Healthcare Group, Inc.) ....................................Australia
   Sun Healthcare Group Australia Pty Limited....................Australia
     Alpha Healthcare Limited (38.2% interest)...................Australia
   Sun Moran Healthcare Group Australia Pty Limited..............Australia
     Greenway Park Developments Pty Limited*.....................Australia
     The Carmichael Private Hospital Pty Limited*................Australia
     Shellharbour Private Hospital Pty Limited*..................Australia
     Biggs Street Private Hospital & Clinic Pty Limited*.........Australia
     Yalandl Pty Limited*........................................Australia
   Sun Healthcare Holdings Pty Limited...........................Australia
     Promedica Pty Limited.......................................Australia

* 99.9% interest held by Sun Moran Healthcare Group Australia Pty Limited and .1% interest held by Sun Healthcare Group, Inc.

SHG Ireland Limited..............................................Ireland

SunBridge, Inc...................................................New Mexico

SunCare Respiratory Services, Inc................................Indiana

SunChoice Medical Supply, Inc....................................New Mexico

SunDance Rehabilitation Corporation..............................Connecticut
  Cal-Med, Inc...................................................California
    Accelerated Care Plus, LLC (50% interest)....................Delaware
  HC, Inc........................................................Kansas
    Accelerated Care Plus, LLC (50% interest)....................Delaware
  Kentucky Outpatient Rehabilitation Facility,
   Bowling Green (50% interest)..................................Kentucky
  SRT, Inc.......................................................New Mexico
  SunAlliance Healthcare Services, Inc...........................Delaware
    BioPath Clinical Laboratories, Inc...........................California
     Golan Healthcare Group, Inc.................................Massachusetts
     Pacific Health Care, Inc....................................Arizona
    SunDelta Corporation ........................................Delaware
    U.S. Laboratory Corp.........................................Delaware
  SunDance Rehabilitation Services, Inc..........................New Mexico
  SunFlex Corporation............................................New Mexico

Sun Financing I..................................................Delaware

Sun Financing II.................................................Delaware

Sun Healthcare (Europe) B.V......................................The Netherlands
  Maccabi B Sun Ltd..............................................Israel
  SHG Netherlands I, Inc.........................................New Mexico
  Beheer en Beleggingsmaatschappij Hofeind B.V...................The Netherlands
  Sun Healthcare Holding France E.U.R.L..........................France
  Sun Healthcare (Deutschland) GmbH..............................Germany
    Heim Plan Dienstleistungs GmbH (91.67% interest).............Germany
      ProSenium Betreuungsgesellschaft GmbH......................Germany
      ProVitalis Senioren Betreuungsgesellschaft GmbH............Germany
      Alten- und Pflegeheim Sielhofe
       Betriebsgesellschaft GmbH.................................Germany
      ProSeWo Betreuungsgesellschaft GmbH........................Germany
      Seniorenstift Haus Lessingstrasse GmbH.....................Germany
      ProSeWo Seniorenbetreuungsgesellschaft
       GmbH Alten -und Pflegeheim Maschen........................Germany
      Seniorenresidenz Am Kurpark GmbH...........................Germany
      Douwesstift Emden Alten- und Pflegeheim GmbH...............Germany
      Arbeiter-Samariter-Bund Soziale
       Betreuungsgesellschaft GmbH (75% interest)................Germany
      ProSeWo Seniorenbetreuungs GmbH Seehof (50% interest)......Germany
        EWR GmbH.................................................Germany
  Sun Healthcare Group International Ltd.........................England/Wales
    Careerstaff Ltd..............................................Scotland
    Exceler Health Care Group Limited............................England/Wales
      Cairncroft Limited (50% holding in
       Cairncroft Partnership)...................................England/Wales
      Community Care Management Services Limited.................England/Wales
      Exceler Healthcare Services Limited........................England/Wales
      Exceler Ireland Limited ...................................England/Wales
      Firmprior Limited..........................................England/Wales
      Forest Healthcare Limited..................................England/Wales
      Glyndbourne Limited........................................Isle of Man
      Gradeindex Limited.........................................England/Wales
      Sun Healthcare Group Limited...............................England/Wales
      Modelfuture Limited........................................England/Wales
      Noblerevel Limited.........................................England/Wales
      Sun Healthcare Europe Limited..............................England/Wales
      Printdemand Limited........................................England/Wales
      Tan-y-Bryn Limited.........................................England/Wales
      Sun Healthcare Group UK Ltd................................England/Wales
      Trimbit Limited............................................England/Wales
        Manor Nursing Homes Limited (intermediate holding).......England/Wales
    APTA Healthcare Ltd..........................................England/Wales
      APTA Healthcare (Birmingham) plc...........................England/Wales
        Integrated Rehabilitation Services Limited...............England/Wales
        Lusby Webber Limited.....................................England/Wales
        Oaklands Nursing Home Limited............................England/Wales
        West Regent Healthcare Limited...........................England/Wales
        Wyncroft House Limited...................................England/Wales
      Exceler Healthcare Leasing Limited.........................England/Wales
      APTA Healthcare (UK) Limited...............................England/Wales
      Watercrest Developments Limited............................England/Wales
     Ashbourne Limited...........................................Scotland
      Elders Pharmacies Ltd. (51% interest)......................Scotland
      Ashbourne Homes Limited....................................Scotland
        Larstrike Ltd............................................England/Wales
        United Healthcare Ltd....................................England/Wales
          Uniscript Ltd..........................................England/Wales
          Ashbourne Healthcare Ltd...............................England/Wales

          Openlink Ltd...........................................England/Wales
        Sedbury Park Ltd.........................................England/Wales
      Ashbourne Homes (Developments) Ltd.........................Scotland
      Ashbourne Finance Ltd......................................Scotland
      Elders PLC.................................................Scotland
      Penilum Healthcare PLC.....................................England/Wales
    Pentland Healthcare Limited..................................Scotland
    Sunchoice UK Limited.........................................England/Wales
    Sunscript UK Limited.........................................England/Wales
      N & J Sampson Limited......................................England/Wales
        Intervital Limited (50% interest)........................England/Wales
      Park Chemist (Liverpool) Limited...........................England/Wales
      P F Young Limited..........................................England/Wales
      West End Pharmacy Limited..................................England/Wales
  Sun Spain SRL..................................................Spain
    Eurosar, S.A. (85.72% interest)..............................Spain
      Camansar S.A. Castilla (La Mancha).........................Spain
      Catsar S.A. (Cataluna).....................................Spain
      Residencia Terraferma S.L. (Cataluna)
       (51.0% interest) .........................................Spain
      Coarasar S.A. (Aragon) ....................................Spain
      Comansar S.A. (Andalucia) (90.93% interest)................Spain
      Comasar S.A. (Madrid) (60.99% interest)....................Spain
      Covalsar S.A. (Valencia)...................................Spain
      Euskosar, S.A. (Pais Vasco)................................Spain

Sun Healthcare Group International Corporation...................Delaware

Sun Lane Purchase Corporation....................................New Mexico

SunMark Nevada, Inc..............................................Nevada
  SHG Finance, LLC (Sun Healthcare Group, Inc.B50% member
   SunMark Nevada, Inc. B 50% member)............................New Mexico
    Sun Healthcare Group Finance Company.........................New Mexico

Sunmark of New Mexico, Inc.......................................New Mexico

SunRise Healthcare Corporation...................................New Mexico
  Clipper Home of North Conway, Inc..............................New Hampshire
  Clipper Home of Portsmouth, Inc................................New Hampshire
  Clipper Home of Rochester, Inc.................................New Hampshire
  Clipper Home of Wolfeboro, Inc.................................New Hampshire
  Goodwin Nursing Home, Inc......................................New Hampshire
  Living Services, Inc...........................................Washington
  Mountain Care Management, Inc..................................West Virginia
  Nursing Home, Inc..............................................Washington
  SunHealth Specialty Services, Inc..............................New Mexico
  Sunrise Healthcare of Colorado, Inc............................Colorado
  Sunrise Rehab of Colorado, Inc.................................Colorado

Sunrise Healthcare of Florida, Inc...............................Florida

SunScript Pharmacy Corporation...................................New Mexico
  SunFactors, Inc................................................Florida
    Advantage Health Services, Inc...............................Florida
    HoMed Convalescent Equipment, Inc............................New Jersey
    Pharmacy Factors of California, Inc..........................California
    Pharmacy Factors of Florida, Inc.............................Florida
    Pharmacy Factors of Texas, Inc...............................Texas
  SunScript/HRA, L.L.C. (60% member).............................Illinois

SunSolution, Inc.................................................Delaware
  Suncoast Rehabilitation Management Services, L.L.C.
   (73% member)..................................................New Jersey

Sun Healthcare Systems, Inc. (greater than 50%)..................Delaware

The Mediplex Group, Inc..........................................New Mexico
  Bergen Eldercare, Inc..........................................New Jersey
  Community Re-Entry Services of Cortland, Inc...................Delaware
  G-WZ of Stamford, Inc..........................................Connecticut
  HTA of New York, Inc...........................................New York
  LTC Staffinders, Inc...........................................Connecticut
  Manatee Springs Nursing Center, Inc............................Florida
  Mediplex Atlanta Rehabilitation Institute, Inc.................Georgia
  Mediplex Management, Inc.......................................Massachusetts
  Mediplex Management B New Mexico, Inc..........................New Mexico
  Mediplex Management of New Jersey, Inc.........................New Jersey
  Mediplex Management of Palm Beach County, Inc..................Florida
  Mediplex Management of Port St. Lucie, Inc.....................Florida

  Mediplex Management of Texas, Inc..............................Texas
  Mediplex of Connecticut, Inc...................................Connecticut
  Mediplex of Kentucky, Inc......................................Kentucky
  Mediplex of Maryland, Inc......................................Maryland
  Mediplex of Massachusetts, Inc.................................Massachusetts
    Mediplex of Concord, Inc.....................................Massachusetts
  Mediplex of New Hampshire, Inc.................................New Hampshire
    Bay Colony Health Service, Inc...............................Massachusetts
  Mediplex of New Jersey, Inc....................................New Jersey
    P.M.N.F. Management, Inc.....................................New Jersey
  Mediplex of Ohio, Inc..........................................Ohio
  Mediplex of Tennessee, Inc.....................................Tennessee
  Mediplex of Virginia, Inc......................................Virginia
  Mediplex Rehabilitation of Massachusetts, Inc..................Massachusetts
  New Bedford Nursing Center, Inc................................Massachusetts
  Oakview Treatment Centers of Kansas, Inc.......................Kansas
  Quality Care Holding Corp......................................Massachusetts
    Quality Nursing Care of Massachusetts, Inc...................Massachusetts
  Spofford Land, Inc.............................................New Hampshire
  Sun Care Corp..................................................Delaware
  Sun Healthcare, Inc............................................Colorado
  Worcester Nursing Center, Inc..................................Massachusetts

                              PARTNERSHIP INTERESTS
                              ---------------------

          Name of Partnership                                 Shareholders/Partners                     Jurisdiction of Organization
          -------------------                                 ---------------------                     ----------------------------
Cairncroft Nursing Homes Partnership            Cairncroft Limited-50% owner                                      England/Wales

Chico Real Estate Partners, a general           SunRise Healthcare Corporation B 50% partner;                       Washington
partnership


Encore Retirement Partners, L.P.                Sun Coast Retirement, Inc. B 1% general partner; Sun                 New York
                                                Coast Retirement, Inc. B Class B limited partner
                                                (73.25%)

HSR Partners, L.P.                              CareerStaff Management, Inc. B 1% general partner;                    Texas
                                                PRI, Inc. B 89% Class A limited partner

Langdon Place of Dover, a New Hampshire         SunRise Healthcare Corporation B 5% managing partner              New Hampshire
General Partnership

Langdon Place of Keene Limited Partnership      SunRise Healthcare Corporation B 5% general partner               New Hampshire

L.P.E., a New Hampshire General Partnership     SunRise Healthcare Corporation B 5% managing partner              New Hampshire

San Joaquin Valley Rehabilitation Hospital      Orange Rehabilitation Hospital, Inc. B 1% general                    Delaware
                                                partner; Orange Rehabilitation Hospital, Inc. B 69%
                                                limited partner

Savannas Hospital Limited Partnership           Mediplex Management of Port St. Lucie, Inc. B 1%                     Florida
                                                general partner; Mediplex Management, Inc. B  99%
                                                limited partner

SunDance Rehabilitation Texas, Limited          SunDance Rehabilitation Corporation B 1% general                      Texas
Partnership                                     partner, SRT, Inc. B 99% limited partner

Sun Delta I Limited Partnership                 Sun Delta Corporation B 1% general partner;                           Texas
                                                Sun Alliance Healthcare Services, Inc. B 50% limited
                                                partner

Tall Pines Joint Venture                        Spofford Land, Inc. B 50% partner                                  Connecticut

The Atrium of Jacksonville, Ltd.                Retirement Care Associates, Inc. B 3% general                        Florida
                                                partner; Retirement Care Associates, Inc. B 72%
                                                limited partner

Therapists Unlimited B Baltimore/ Washington    CareerStaff Management, Inc. B 1% general partner;                    Texas
D.C., L.P.                                      PRI, Inc. B 89% Class A limited partner

Therapists Unlimited B Chicago II, L.P.         CareerStaff Management, Inc. B 1% general partner;                    Texas
                                                PRI, Inc. B 89% Class A limited partner

Therapists Unlimited B Detroit II, L.P.         CareerStaff Management, Inc. B 1% general partner;                    Texas
                                                PRI, Inc. B 89% Class A limited partner

Therapists Unlimited B Fresno, L.P.             CareerStaff Management, Inc. B 1% general partner;                    Texas
                                                PRI, Inc. B 89% Class A limited partner

Therapists Unlimited B Indianapolis, L.P.       CareerStaff Management, Inc. B 1% general partner;                    Texas
                                                PRI, Inc. B 89% Class A limited partner

Therapists Unlimited B Seattle, L.P.            CareerStaff Management, Inc. B 1% general partner;                    Texas
                                                PRI, Inc. B 89% Class A limited partner

W.R. Partners (Warner Robins), L.P.             Retirement Care Associates, Inc. B 1% general                        Georgia
                                                Partner; Retirement Care Associates, Inc. B 49%
                                                limited partner

West Jersey/Mediplex Rehabilitation, L.P.       Mediplex of New Jersey, Inc. B 89% general partner;                 New Jersey
                                                Bergan Eldercare, Inc. B 11% Class A limited partner